Exhibit 99.1

VIRGIN MOBILE

ACQUISITION OF HELIO

JUNE 27, 2008

PRESENTATION OF FINANCIAL INFORMATION AND

FORWARD-LOOKING STATEMENTS

The following presentation contains certain forward-looking statements and information relating to us that are based on the beliefs of our management as well as assumptions made by, and information currently available to, us. These statements include, but are not limited to, statements about our strategies, plans, objectives, expectations, intentions, expenditures, and assumptions and other statements contained in this document that are not historical facts. When used in this presentation, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “project” and similar expressions, as they relate to us are intended to identify forward-looking statements. These statements reflect our current views with respect to future events, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.

Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties discussed in our filings with the Securities and Exchange Commission, copies of which are available on our investor relations website at http://investorrelations.virginmobileusa.com and on the SEC website at

http://www.sec.gov. In addition, factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement, (2) the inability to complete the transactions due to the failure to satisfy conditions to the completion of the transactions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and the failure to receive other required regulatory approvals, including approvals from the Federal Communications Commission, (3) risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the transactions, (4) the ability to recognize the results of the transactions, (5) the amount of the costs, fees, expenses and charges related to the transactions, and (6) risks that Helio or any other companies we may acquire could have undiscovered liabilities, may strain our management capabilities or may be difficult to integrate.

We neither intend nor assume any obligation to update these forward-looking statements, which speak only as of their dates.

The following presentation uses the financial performance metrics Adjusted EBITDA and free cash flow, which are not calculated in accordance with GAAP. We believe that these non-GAAP financial metrics are helpful in understanding our operating performance from period to period and, although not every wireless company defines these metrics in the same way, we believe that these metrics as used by Virgin Mobile USA facilitate comparisons with other wireless communication providers. These metrics should not be considered a substitute for any performance metrics determined in accordance with GAAP. For definitions and a reconciliation of these metrics to the most directly comparable GAAP financial measures, please refer to the section entitled “Definition of Terms and

Reconciliation of Non-GAAP Financial Measures” in our earnings release for the quarter ended March 31, 2008, which can be accessed on the homepage of our Investor Relations website at

http://investorrelations.virginmobileusa.com.

Virgin mobile

DAN SCHULMAN, CEO

Virgin mobile

TRANSACTION BENEFITS

Accelerate Virgin Mobile USA’s growth profile

Improved capital structure and liquidity

Excellent deal economics

Immediate operational synergies and improved network rates

Entry into high-value postpaid market via a top-tier technology platform

Expanded handset and data offerings for all Virgin Mobile USA customers

Adjusted EBITDA accretive beginning in 2008, excluding non-recurring transition costs

IMMEDIATE VALUE CREATION

Virgin mobile

DEAL STRUCTURE

($67) ($73)

($35)

Virgin Mobile USA will acquire Helio for 13 million shares, or approximately $39 million

170,000 post-paid subscribers with $80 ARPU; 85,000 handset inventory and robust customer platform

Additional $50 million equity investment (Virgin Group and SKT) anticipated to convert at $8.50 per Class A common share

Pay down $50 million in Term B loan

Subordinated revolver increase of $60 million to $135 million

Maximum $25 million commitment to repay Helio debt and restructuring costs

Estimated $15 million drawn at close

$45 million incremental undrawn revolver capacity

Net debt reduction of $35 million at closing; reduction of net debt service of approximately $6-7 million per year

8% reduction in network rates in 2009; and an incremental $10 million of network rate benefit in 2008/2009

Virgin mobile

EXCELLENT DEAL ECONOMICS

Significant previous investment

Supports prepaid, hybrid and postpaid

Real-time billing and credit checks

CUSTOMER

PLATFORM

Highly sophisticated 3G handsets (85,000 inventory)

Unique user applications

Excellent data platform

Partnerships with You Tube, Google & MySpace

HANDSETS

170,000 customers

$80 ARPU 1H 2008

On VMU cost structure, LTV of approximately 4x VMU base

CUSTOMER BASE

Virgin mobile

OPERATIONAL SYNERGIES

ENABLES SMOOTH INTEGRATION

Use of the Sprint Network

Common Call Center Footprint

Common Logistics and Handset Vendors

ALASKA HAWAII

Virgin mobile

DUPLICATE FUNCTIONS

Handset contracts

Retailer margins CPGA

DISTRIBUTION

COST SYNERGIES

ADJUSTED EBITDA ACCRETIVE IN 2008*

NETWORK COSTS

Reduce Helio-owned stores and kiosks

Rationalize third-party distribution

Eliminate per sub pricing

Volume discounts across all minutes, messages and megabytes

Headcount & overhead reductions

Corporate offices

Customer service centers

Integrated selling & marketing

Over 70% reduction to SG&A costs by end of year

*excludes transition costs

Immediately reducing Helio third party retail doors from 1,250 to 250

Near-term focus on integration of customer platforms, service plans and data services

2009 handsets will have advanced data applications for prepaid, hybrid and postpaid users

First year postpaid growth will come from direct and Korean-American channel, and targeted migrations

Improve bad debt and churn

Total of 150,000 postpaid gross adds in next 12 months

Update on 2009 guidance on Q4 call

Virgin mobile

MEASURED APPROACH TO GROWTH

FOCUS ON SEAMLESS INTEGRATION

Virgin mobile

JOHN FEEHAN, CFO

KEY TRANSACTION & FINANCIAL TERMS

($67) ($73)

($35)

Approximately $39 million in stock paid for Helio equity

Maximum additional debt & net working capital commitment of $25 million

Approximately $15 million drawn upon closing

Helio 2008E revenues of $170 million

SG&A reduced by over 70% by end of year

Adjusted EBITDA accretive for FY2008, excluding non-recurring transition costs

Adjusted EBITDA and cash flow accretive in 2009

APPLIED COST IMPROVEMENTS

Clear roadmap to cost reduction

Further efficiencies expected during

year two post-integration

Focus on disciplined growth

Helio cost reductions by department

Q1 2008 vs. Q4 2008 est.

Other 9%

Customer

Care 5%

Sales &

Marketing

45%

Technology

1%

G&A 10% Headcount

Cost 30%

Virgin mobile

Total Debt

Partner Revolver

$279 ($35) $314

$135 $60 $75

$219 ($50) $269 Term Loan B

Pro forma

Post-close

March 31, 2008 Adj. Current

($ in millions)

As of March 31, 2008

IMPROVED CAPITAL STRUCTURE

INCREASED LIQUIDITY, CASH FLOW AND FLEXIBILITY FOR GROWTH

Drawn

Undrawn

$45 $15 $60

$30 $45 $75

POST-CLOSE SHARE OWNERSHIP

SK Telecom receives limited partnership units equivalent of 11.0 million shares and EarthLink receives equivalent of 2.0 million shares in exchange for Helio

SKT and Virgin Group receive mandatory convertible preferred stock at $8.50 per share; fully diluted convertible to 3.7 million shares each

Equity dilution of investment offset by paydown in Term B loan

Strategic investments with 18-month lock-up; SKT takes two seats on Virgin Mobile’s Board of Directors

Holder Shares (M) % Ownership Shares (M) % Ownership

Sprint 12.1 18.5% Sprint 12.1 14.1%

Virgin Group 22.9 35.1% Virgin Group 26.6 31.1%

Other Minority Holders 2.2 3.3% Other Minority Holders 2.3 2.5%

Public 28.1 43.1% Public 28.1 32.8%

SK Telecom - 0.0% SK Telecom 14.7 17.2%

EarthLink - 0.0% EarthLink 2.0 2.3%

Total 65.3 100.0% Total 85.8 100.0%

Pre-Close Post-Close1

Holder

1. Post-close ownership assumes full PIK accrual over four years and mandatory conversion at $8.50 per share.

Virgin mobile

FINANCIAL SUMMARY

Adjusted EBITDA accretive in 2008, excluding non-recurring transition costs

Improved capital structure & covenant headroom

Liquidity available to the business is more than doubled to $75 million

Positive cash flow impact of approximately $6-7 million annually from debt service reductions

Adjusted EBITDA and free cash flow accretive in 2009

BROAD FINANCIAL BENEFITS Virgin mobile

Virgin mobile

DAN SCHULMAN, CEO

Virgin mobile

TRANSACTION BENEFITS

Accelerate Virgin Mobile USA’s growth profile

Improved capital structure and liquidity

Excellent deal economics

Immediate operational synergies and improved network rates

Entry into high-value postpaid market via a top-tier technology platform

Expanded handset and data offerings for all Virgin Mobile USA customers

Adjusted EBITDA accretive beginning in 2008, excluding non-recurring transition costs

IMMEDIATE VALUE CREATION

Virgin mobile

QUESTIONS